Exhibit 99.1

FINANCIAL NEWS

Cirrus Logic Reports Fiscal Third Quarter Revenue of $590.6 Million

Smartphone Sales Drive Record Revenue

AUSTIN, Texas – Feb. 2, 2023 – Cirrus Logic, Inc. (NASDAQ: CRUS) today posted on its website at investor.cirrus.com the quarterly Shareholder Letter that contains the complete financial results for the third quarter fiscal year 2023, which ended December 24, 2022, as well as the company’s current business outlook.
“Cirrus Logic delivered record revenue in the December quarter, with sales driven above the high end of guidance by demand for smartphones,” said John Forsyth, Cirrus Logic president and chief executive officer. “During the quarter, customer engagement across our product portfolio remained strong. We taped out our next-generation 22-nanometer smart codec and we made excellent progress on numerous other audio and high-performance mixed-signal products. Going forward, we will continue to leverage our intellectual property into other applications and markets as we target opportunities for incremental content, including in the areas of sensing, charging, and power. With a solid product roadmap and a deep commitment to innovation, we believe Cirrus Logic is well-positioned to drive further growth and product diversification in the future.”

Reported Financial Results – Third Quarter FY23
•Revenue of $590.6 million;
•GAAP and non-GAAP gross margin of 50.2 percent and 50.3 percent;
•GAAP operating expenses of $155.3 million and non-GAAP operating expenses of $123.2 million; and
•GAAP earnings per share of $1.83 and non-GAAP earnings per share of $2.40.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – Fourth Quarter FY23
•Revenue is expected to range between $340 million and $400 million;
•GAAP gross margin is forecasted to be between 49 percent and 51 percent; and
•Combined GAAP R&D and SG&A expenses are anticipated to range between $153 million and $159 million, including approximately $22 million in stock-based compensation expense, $8 million in amortization of acquired intangibles, and $3 million in acquisition-related costs.

Cirrus Logic will host a live Q&A session at 6 p.m. EST today to discuss its financial results and business outlook. Participants may listen to the conference call on the investor relations website at investor.cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website approximately two hours following its completion, or by calling (647) 362-9199, or toll-free at (800) 770-2030 (Access Code: 95424).

About Cirrus Logic, Inc.
Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Investor Contact:
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com

Use of non-GAAP Financial Information
To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow, and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the tables below. Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statements about our ability to leverage our intellectual property into other applications and markets including in the areas of sensing, charging, and power; our ability to drive incremental content, growth, and product diversification in the future; and our estimates for the fourth quarter fiscal year 2023 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock compensation expense, amortization of acquired intangibles and acquisition-related costs. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: the effects of the global COVID-19 outbreak and the measures taken to limit the spread of COVID-19, including any disruptions to our business that could result from measures to contain the outbreak that may be taken by governmental authorities in the jurisdictions in which we and our supply chain operate; the susceptibility of the markets we address to economic downturns, including as a result of the COVID-19 outbreak and the actions taken to mitigate the spread of COVID-19; increased industry-wide capacity constraints that may impact our ability to meet current customer demand, which could cause an unanticipated decline in our sales and damage our existing customer relationships and our ability to establish new customer relationships; the potential for increased prices due to capacity constraints in our supply chain, which, if we are unable to increase our selling price to our customers, could result in lower revenues and margins that could adversely affect our financial results; recent significant increases in inflation in the U.S and overseas; the level and timing of orders and shipments during the fourth quarter of fiscal year 2023, customer cancellations of orders, or the failure to place orders consistent with forecasts, along with the risk factors listed in our Form 10-K for the year ended March 26, 2022 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Summary Financial Data Follows:

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data; unaudited)

	Three Months Ended			Nine Months Ended
	Dec. 24,	Sep. 24,	Dec. 25,	Dec. 24,	Dec. 25,
	2022	2022	2021	2022	2021
	Q3'23	Q2'23	Q3'22	Q3'23	Q3'22
Audio	$347,297	$337,811	$341,897	$939,604	$860,027
High-Performance Mixed-Signal	243,285	202,763	206,452	585,191	431,461
Net sales	590,582	540,574	548,349	1,524,795	1,291,488
Cost of sales	293,877	269,288	258,827	754,170	626,576
Gross profit	296,705	271,286	289,522	770,625	664,912
Gross margin	50.2%	50.2%	52.8%	50.5%	51.5%

Research and development	118,063	115,471	107,101	343,250	294,913
Selling, general and administrative	37,262	39,598	38,247	115,502	111,526
Total operating expenses	155,325	155,069	145,348	458,752	406,439

Income from operations	141,380	116,217	144,174	311,873	258,473

Interest income	2,777	1,285	(78)	4,367	718
Other income (expense)	(3,716)	295	(87)	(2,915)	1,530
Income before income taxes	140,441	117,797	144,009	313,325	260,721
Provision for income taxes	36,964	30,609	16,373	82,953	30,780
Net income	$103,477	$87,188	$127,636	$230,372	$229,941

Basic earnings per share:	$1.87	$1.56	$2.23	$4.13	$4.01
Diluted earnings per share:	$1.83	$1.52	$2.16	$4.02	$3.88

Weighted average number of shares:
Basic	55,239	55,726	57,178	55,748	57,374
Diluted	56,583	57,418	59,031	57,280	59,317

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended			Nine Months Ended
	Dec. 24,	Sep. 24,	Dec. 25,	Dec. 24,	Dec. 25,
	2022	2022	2021	2022	2021
Net Income Reconciliation	Q3'23	Q2'23	Q3'22	Q3'23	Q3'22
GAAP Net Income	$103,477	$87,188	$127,636	$230,372	$229,941
Amortization of acquisition intangibles	8,807	7,787	9,083	24,429	19,135
Stock-based compensation expense	20,487	20,483	17,833	59,108	49,368
Acquisition-related costs	3,176	3,164	3,155	9,504	8,989
Investment write off	2,746	—	—	2,746	—
Adjustment to income taxes	(2,936)	(4,135)	(7,903)	(11,371)	(16,897)
Non-GAAP Net Income	$135,757	$114,487	$149,804	$314,788	$290,536

Earnings Per Share Reconciliation
GAAP Diluted earnings per share	$1.83	$1.52	$2.16	$4.02	$3.88
Effect of Amortization of acquisition intangibles	0.15	0.14	0.16	0.43	0.32
Effect of Stock-based compensation expense	0.36	0.35	0.30	1.03	0.83
Effect of Acquisition-related costs	0.06	0.05	0.05	0.17	0.15
Effect of Investment write off	0.05	—	—	0.05	—
Effect of Adjustment to income taxes	(0.05)	(0.07)	(0.13)	(0.20)	(0.28)
Non-GAAP Diluted earnings per share	$2.40	$1.99	$2.54	$5.50	$4.90

Operating Income Reconciliation
GAAP Operating Income	$141,380	$116,217	$144,174	$311,873	$258,473
GAAP Operating Profit	23.9%	21.5%	26.3%	20.5%	20.0%
Amortization of acquisition intangibles	8,807	7,787	9,083	24,429	19,135
Stock-based compensation expense - COGS	309	312	245	898	763
Stock-based compensation expense - R&D	14,710	14,228	12,260	41,530	32,368
Stock-based compensation expense - SG&A	5,468	5,943	5,328	16,680	16,237
Acquisition-related costs	3,176	3,164	3,155	9,504	8,989
Non-GAAP Operating Income	$173,850	$147,651	$174,245	$404,914	$335,965
Non-GAAP Operating Profit	29.4%	27.3%	31.8%	26.6%	26.0%

Operating Expense Reconciliation
GAAP Operating Expenses	$155,325	$155,069	$145,348	$458,752	$406,439
Amortization of acquisition intangibles	(8,807)	(7,787)	(9,083)	(24,429)	(19,135)
Stock-based compensation expense - R&D	(14,710)	(14,228)	(12,260)	(41,530)	(32,368)
Stock-based compensation expense - SG&A	(5,468)	(5,943)	(5,328)	(16,680)	(16,237)
Acquisition-related costs	(3,176)	(3,164)	(3,155)	(9,504)	(5,528)
Non-GAAP Operating Expenses	$123,164	$123,947	$115,522	$366,609	$333,171

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$296,705	$271,286	$289,522	$770,625	$664,912
GAAP Gross Margin	50.2%	50.2%	52.8%	50.5%	51.5%
Acquisition-related costs	—	—	—	—	3,461
Stock-based compensation expense - COGS	309	312	245	898	763
Non-GAAP Gross Profit	$297,014	$271,598	$289,767	$771,523	$669,136
Non-GAAP Gross Margin	50.3%	50.2%	52.8%	50.6%	51.8%

Effective Tax Rate Reconciliation
GAAP Tax Expense	$36,964	$30,609	$16,373	$82,953	$30,780
GAAP Effective Tax Rate	26.3%	26.0%	11.4%	26.5%	11.8%
Adjustments to income taxes	2,936	4,135	7,903	11,371	16,897
Non-GAAP Tax Expense	$39,900	$34,744	$24,276	$94,324	$47,677
Non-GAAP Effective Tax Rate	22.7%	23.3%	13.9%	23.1%	14.1%

Tax Impact to EPS Reconciliation
GAAP Tax Expense	$0.65	$0.53	$0.28	$1.45	$0.52
Adjustments to income taxes	0.05	0.07	0.13	0.20	0.28
Non-GAAP Tax Expense	$0.70	$0.60	$0.41	$1.65	$0.80

CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands; unaudited)

	Dec. 24,	Mar. 26,	Dec. 25,
	2022	2022	2021
ASSETS
Current assets
Cash and cash equivalents	$434,544	$369,814	$195,121
Marketable securities	28,373	10,601	3,719
Accounts receivable, net	270,493	240,264	326,131
Inventories	152,426	138,436	148,525
Other current assets	127,649	80,900	90,025
Total current Assets	1,013,485	840,015	763,521

Long-term marketable securities	44,784	63,749	72,118
Right-of-use lease assets	150,938	171,003	173,054
Property and equipment, net	156,602	157,077	157,186
Intangibles, net	133,032	158,145	165,581
Goodwill	435,936	435,791	437,783
Deferred tax asset	8,630	11,068	7,203
Long-term prepaid wafers	154,575	195,000	195,000
Other assets	67,907	91,552	96,671
Total assets	$2,165,889	$2,123,400	$2,068,117

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$117,406	$115,417	$110,250
Accrued salaries and benefits	42,187	65,261	43,044
Lease liability	14,024	14,680	14,653
Acquisition-related liabilities	18,195	30,964	30,964
Other accrued liabilities	36,737	38,461	40,603
Total current liabilities	228,549	264,783	239,514

Non-current lease liability	143,252	163,162	164,896
Non-current income taxes	72,267	73,383	77,683
Long-term acquisition-related liabilities	—	8,692	5,528
Other long-term liabilities	5,501	13,563	17,749
Total long-term liabilities	221,020	258,800	265,856

Stockholders' equity:
Capital stock	1,639,056	1,578,427	1,556,746
Accumulated earnings	80,865	23,435	6,416
Accumulated other comprehensive loss	(3,601)	(2,045)	(415)
Total stockholders' equity	1,716,320	1,599,817	1,562,747
Total liabilities and stockholders' equity	$2,165,889	$2,123,400	$2,068,117

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(in thousands; unaudited)

	Three Months Ended

	Dec. 24,	Dec. 25,
	2022	2021
	Q3'23	Q3'22
Cash flows from operating activities:
Net income	$103,477	$127,636
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	18,624	17,446
Stock-based compensation expense	20,487	17,832
Deferred income taxes	10,886	733
Loss on retirement or write-off of long-lived assets	3	196
Other non-cash charges	2,832	82
Net change in operating assets and liabilities:
Accounts receivable, net	34,053	(45,165)
Inventories	12,145	39,835
Other assets	6,458	208
Accounts payable and other accrued liabilities	(20,521)	(293,661)
Income taxes payable	(10,656)	(4,161)
Acquisition-related liabilities	3,160	3,164
Net cash provided by (used in) operating activities	180,948	(135,855)
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	3,691	8,946
Purchases of available-for-sale marketable securities	(3,433)	(9,553)
Purchases of property, equipment and software	(6,777)	(3,363)
Investments in technology	(831)	(361)
Acquisition-related payments	—	(1,242)
Net cash used in investing activities	(7,350)	(5,573)
Cash flows from financing activities:
Debt issuance costs	—	(2)
Payment of acquisition-related holdback	(30,949)	—
Issuance of common stock, net of shares withheld for taxes	393	5,359
Repurchase of stock to satisfy employee tax withholding obligations	(13,541)	(15,550)
Repurchase and retirement of common stock	(50,000)	(39,999)
Net cash used in financing activities	(94,097)	(50,192)
Net increase (decrease) in cash and cash equivalents	79,501	(191,620)
Cash and cash equivalents at beginning of period	355,043	386,741
Cash and cash equivalents at end of period	$434,544	$195,121

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands; unaudited)

Free cash flow, a non-GAAP financial measure, is GAAP cash flow from operations (or cash provided by (used in) operating activities) less capital expenditures. Capital expenditures include purchases of property, equipment and software as well as investments in technology, as presented within our GAAP Consolidated Condensed Statement of Cash Flows. Free cash flow margin represents free cash flow divided by revenue.

	Twelve Months Ended	Three Months Ended

	Dec. 24,	Dec. 24,	Sep. 24,	Jun. 25,	Mar. 26,
	2022	2022	2022	2022	2022
	Q3'23	Q3'23	Q2'23	Q1'23	Q4'22

Net cash provided by operating activities (GAAP)	$549,533	$180,948	$35,989	$74,365	$258,231
Capital expenditures	(33,535)	(7,608)	(10,247)	(7,224)	(8,456)
Free Cash Flow (Non-GAAP)	$515,998	$173,340	$25,742	$67,141	$249,775

Cash Flow from Operations as a Percentage of Revenue (GAAP)	27%	31%	7%	19%	53%
Capital Expenditures as a Percentage of Revenue (GAAP)	2%	1%	2%	2%	2%
Free Cash Flow Margin (Non-GAAP)	26%	29%	5%	17%	51%